Project Indigo

Powering the New Era of Global Finance

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An Introduction to Project Indigo

Project Indigo is backed by the Injective Foundation to set a new **institutional** standard in blockchain-based digital asset treasuries.

Net PIPE proceeds will be used to purchase INJ on the secondary market. No unlocks, no warrants or discounts for the Injective Foundation or co-founders participating in the PIPE.



Project Indigo Anchor Investors

Over $60 Million has been committed by marquee anchor investors into the PIPE already, signaling **institutional conviction and momentum.**

FALCONX

MONARQ

canary capital

kraken

Injective
— Foundation —

The $130 Trillion Opportunity for Onchain Finance


- $130
Trillion
- $10
Trillion
- $5
Trillion

Global Institutional AUM

BCG Global Asset Management Report 2025

Represents the total pool of traditional finance assets under management globally.

Onchain Finance Opportunity by 2030

Citi Global Perspectives & Solutions 2024

Includes tokenization, DeFi protocols, onchain trading, lending and digital treasuries.

Tokenized Real-World Assets **(RWAs)** by **2030**

McKinsey Tokenization Report **2024**

Covers onchain equities, bonds, commodities, funds and other tangible assets moving onchain.

Why Injective is the Next Major Breakout in the World of Digital Assets



Project Indigo is Backed by the Injective Foundation

The Injective Foundation and its co-founders are personally investing in Project Indigo. They are committed for the long term, with no cash warrants, long lockups, and an investment at a premium compared to all other PIPE investors.



Eric Chen Advisory Board Chairman

- Experienced crypto entrepreneur, investor and thought leader
- Co-founder of Injective
- CEO at Injective Foundation

Injective

NYU



Mirza Uddin Advisory Board President

- Head of Business at Injective Foundation
- Former VC at Two Sigma
- B.A. Harvard

Injective

TWO SIGMA



Cooper Emmons Institutional Markets Advisor

- itutional Lead at Injective Foundation er
- Form Investor at Revolution Ventures

Injective

(r) revolution

Injective: The Premier Blockchain for Building Financial Applications

Purpose-built for speed, customization, and institutional-grade liquidity.

Instant Functionality	Faster Development	Unmatched Customizability	mt Shared Institutional Liquidity
Ready-to-use modules that make building apps as easy as launching a website	Professionally audited and fully interoperable across the Injective ecosystem	Modify, combine, or extend to fit any financial or real-world use case	Tap into deep liquidity from day one, powered by leading global institutions

Leading Global Institutions Provide Liquidity on Injective

imc galaxy Jump_ i tselini -flowdesl<

Market-Leading Performance Built for Institutional Adoption

Leading Chain by Revenue	Fully Circulating Supply	INJ has been Trading Live for 4+ Years	Native Financial Primitives
7+ Years in Business	Onchain Orderbook	Zero Gas Fees	Instant Finality, 25k+ TPS

Injective Investors

Injective has survived multiple crypto cycles and is backed by leading global investors, having raised **$57M** to date.

2018	2020	2020	2021	2022
BINANCE	PANTERA	BINANCE	PANTERA, MARK CUBAN, CUMBERLAND A DRW COMPANY	jump_, BREVAN HOWARD
Injective is the first project incubated by Binance Labs	Injective raises a $3M Seed Round Led by Pantera Capital	Injective raises $3M on Binance Launchpad	Injective raises $10M from Pantera, Cumberland DRW & Mark Cuban	Injective raises $40M from Jump and Brevan Howard

Injective Brings Decades of Expertise from Leading Companies and Institutions

World Class Anticipated DAT Board & Advisors



Shiliang Tang Board

- Founder & Managing Partner at Monarq Asset Management
- Former Volatility Trading at: Bank of America Merrill Lynch; and UBS
- B.S. MIT

MONARQ

MERRILL
A BANK OF AMERICA COMPANY

Massachusetts Institute of Technology



Steven McClurg Board

- CEO at Canary Capital
- Former Managing Director at Galaxy Digital
- Former Managing Director at Guggenheim Partners

canary capital

galaxy

GUGGENHEIM



Joshua Lim Board

- Global Co-head of Markets at FalconX
- Former Head of Trading Strategy at Galaxy Digital
- Former Director at UBS
- Former VP of Treasury and Trading Operations at Circle

galaxy

UBS

CIRCLE

World Class Anticipated DAT Board & Advisors



Patrick Liou Board

- Director of Institutional at Gemini
- Former VP of FX & Equity Trading at BlackRock



Anthony Georgiades Board

- General Partner at Innovating Capital
- Seed investor at Injective
- B.S. and M.S. UPenn



Vanessa Grellet Board

- Managing Partner at Arche Capital
- Former Executive Director at ConsenSys
- Former Corporate Strategy and Development at NYSE

Injective Trades at One of the Most Attractive Market Value-to-Revenue Multiples in the Industry

This metric shows the market value assigned to each dollar of a blockchain's annual revenue, similar to the price-to-sales (PIS} multiple used in equities.

Lower multiples, as seen with Injective, reflect an undervalued asset with strong network usage, a thriving ecosystem and an efficient economic design.


Market Cap-to-Revenue
10000
7500
5000
2500
0
216x
1,284x
1,486x
1,836x
5,031x
8,024x
Injective
Avalanche
Ethereum
Solana
TON
BNB

Sources: CoinGecko, Token Terminal. P/S ratio (fully diluted) is the fully diluted market cap divided by annualized revenue retained by the project. It shows how highly the project is valued relative to the portion of user-paid fees it captures.

INJ: A Revenue Generating Token Economy


t Ecosystem Size
&Revenue
The
INJ Token
Economy
t INJ Burn Auction
t Economic Activity
t Deflationary INJ


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Jun 2023
Aug 2023
Oct 2023
Dec 2023
Feb 2024
Apr 2024
Jun 2024

INJ revenue is used to buy back and burn the token weekly, making it a notable blockchain where rising revenue directly drives a deflationary supply.

Fully Circulating Supply. Zero Unlock Risk.


Total Supply
Unlocked
100%
52%
50%
44%
35%
29%
Injective (INJ)
Arbitrum (ARB)
Toncoin (TON)
Ethena (ENA)
Sui (SUI)
Story (IP)

Source: CoinMarketCap

The INJ token has no future private investor vests.

INJ: High Yield, Multi Utility, and Deflationary by Design

INJ is

- Rewarded via staking with earnings accruing every second, offering one of the highest yields in crypto
- Fully unlocked with no upcoming investor sell pressure
- A multi utility asset used for staking (security and rewards), transaction fees, governance voting, and as a medium of exchange
- Deflationary over time as it is permanently burned using onchain revenue

12.42%

Staking Rewards APR

Bitcoin 0%	Ethereum 2.96%	XRP 0%
Sui 2.12%	BNB 2.64%	Solana 7.35%
Story 6.78%	TON 4.65%	Hedera 0.03%

**Figures shown represent the gross yield currently generated through staking. Actual yields may vary over time based on network conditions and protocol parameters.*

Injective Leads the Digital Asset Market Across Multiple Key Metrics

$60 billion transaction volume	**<$0.001** transaction cost	**2.3 billion** transactions
56 million INJ staked	**6.7 million** INJ burned	**0.61 second** block time

*Updated August 2025

Market-Leading Infrastructure. Next-Gen Capabilities.

Injective leads major blockchains in speed, cost, and institutional readiness.

	?⃞ Injective	Bitcoin	Ethereum	XRP Ledger	Sui	BNB	Solana
Speed	25,000 tps	7 tps	119 tps	3,400 TPS	120,000 TPS	2,222 TPS	65,000 TPS
Time to Finality	Instant	60 min	13 min	5 sec	1 sec	2 sec	2.5 sec
Block Time	0.61 sec	10 min	12 sec	5 sec	0.24 sec	0.75 sec	2 sec
Avg. Fee Per Transaction	$0.0004	$13.74	$2.50	$0.0002	$0.02	$0.043	$0.005
Consensus Mechanism	Proof of Stake	Proof of Work	Proof of Stake	Trusted-Validator (RPCA)	Delegated Proof of Stake	Proof of Staked Authority	Proof of Stake
MEV Resistant	✓	✗	✗	✗	✗	✗	✗
Financial Primitives	On-chain orderbook, derivatives. oracle, binary options	✗	✗	✗	✗	✗	✗
Native Interoperability	✓	✗	✗	✗	✗	✗	✗
Multichain Smart Contracts	✓	✗	✗	✗	✗	✗	✗
MultiVM	✓	✗	✗	✗	✗	✗	✗
Tokenization Module	✓	✗	✗	✗	✗	✗	✗
Compliant Chain	✓	✗	✗	✗	✗	✗	✗

Injective Sees Record Growth & Usage


Transaction count (weekly)
40 m
30 m
20 m
10 m
0
2.5 b
2 b
1.5 b
1 b
500 m
0
Transaction count (cumulative)
01/01/22
07/01/22
01/01/23
07/01/23
01/01/24
07/01/24
01/01/25
07/01/25

Onchain Transactions on Injective are Surging


160 k
120 k
80 k
40 k
0%
-40 k
Active addresses (daily)
1200%
900%
600%
300%
0%
-300%
Percent change
01/01/25
02/01/25
03/01/25
04/01/25
05/01/25
06/01/25
07/01/25

Source: Token Terminal

Injective Usage Increased Over 1000% YTD

Wall Street Is Already Building on Injective

Injective today powers ETFs, equities, funds, and real-world assets natively onchain.


Injective
$1,500,000,000
$1,250,000,000
$1,000,000,000
$750,000,000
$500,000,000
$250,000,000
$0
Feb 1
Mar1
Apr 1
May 1
Jun 1
Jul 1

Onchain Equity Trading Volume on Injective

Select Onchain Assets Live on Injective

coinbase

TESLA

CIRCLE

Robinhood

Injective Featured Across Global Media

FORTUNE

This Gen Zer dropped out of NYU at just 19 to launch his blockchain

Cf:- COINTELEGRAPH
§, The future of money

Cboe files to list staked Injective ETF from Canary Capital

@ THE BLOCK

Injective is tokenizing shares of prominent ETH treasury company Sharplink

C:CoinDesk

Canary Capital Files for INJ ETF With Staking Rewards, Adding to List of Products

@ THE BLOCK

Wall Street created Bitcoin and Ethereum ETFs. Now crypto is going after equities like Tesla and Nvidia

C COINTELEGRAPH
§, The future of money

21Shares launches Injective ETP with staking on Euronext

The Defiant

Injective Enables Traders to Bet On Growth of BlackRock's BUIDL Fund

T-:: TechCrunch

Developers from any ecosystem can build on Injective using their preferred programming language, including Ethereum (EVM), Cosmos (WASM), and Solana (SVM).

J\XIOSPRO

Injective launches $150M ecosystem fund

T-:: TechCrunch

Jump Crypto leads Injective's $40M round to help expand DeFi applications

The Injective Council of Global Industry Leaders

Injective unites leading institutions and Fortune 500 companies that actively stake INJ and run enterprise-grade validator nodes on the network.

NTT0.1==t 191 a	Deutsche Telekom	Republic
YZiLabs	INJECTIVE LAas.	BitGo
KOREA DIGITAL ASSET CUSTODY	Google Cloud	galaxy

High-Conviction Opportunity & Robust Capital Structure

Key Highlights

- **Attractive Investment Entry Point:** equity investment priced at approximately 0.99x mNAV, achieved by the Foundation investing at a premium to reduce mNAV, effectively offsetting dilution and transaction expenses
- **Significant Allocation of Proceeds to Treasury:** net proceeds will be primarily deployed to purchase INJ from secondary markets, with transaction expenses largely offset by the premium contribution from the Foundation which maximizes funds for direct deployment into the INJ token
- **Listed on a National Exchange:** provides investors the ability to gain exposure to INJ through the PubCo while allowing management to access capital markets opportunistically to expand INJ holdings

Illustrative Pro-Forma Capital Structure & Implied mNAV

Illustrative Share Price	**$3.00**
Existing Shares	1,000,000
PIPE Shares	36,666,667
Total Shares	**37,666,667**
Pro Forma Equity Value	**$113,000,001**
Transaction Expenses	$3,100,000
Working Capital	$1,500,000
INJ Treasury Deployment	$117,100,000
Implied mNAV	**0.99X**

Sources & Uses

Sources ($MM)	
PIPE Investment	$110.0
Total Sources	$110.0

Uses ($MM)	
INJ Treasury Deployment	$105.4
Transaction Expenses (incl. Working Capital)	$4.6
Uses	**$110.0**

Illustrative Pro-Forma Ownership


2.6%
2.9%
94.5%
PIPE Shares
Existing Shares
Other (Asset management advisor fees)

D. BORAL CAPITAL

Appendix

Technical Differentiators Powering Institutional Adoption

Modular Architecture

Like Word Press for building apps.

Use modules to instantly deploy financial functionality, with no added work.

Multi VM Environment

Developers from any ecosystem can build on Injective using their preferred programming language, including Ethereum (EVM), Cosmos **(WASM),** and Solana **(SVM).**

Automated Smart Contracts

Create decentralized, automated workflows and operations throughout financial applications.

Proven Track Record of Innovation & Delivery

2018

- Injective is incubated by Binance Labs

2019

- Onchain orderbook primitive created
- Onchain derivatives primitive created

2020

- Injective raised its seed round led by Pantera Capital
- INJ is released via Binance Launchpad
- Solstic testnet went live

2021

- Injective raised funding round from Pantera and Mark Cuban
- Injective Hub released
- The multi-chain Injective Bridge went live
- Injective Institutional API
- Injective Mainnet released
- Injective enabled IBC

Proven Track Record of Innovation & Delivery

2022

- Automated Smart Contracts enabled
- Injective raised new institutional funding round from Jump Crypto and Brevan Howard
- Wormhole Bridge connected
- Fiat on-ramp access to Injective

2023

- Injective launched first Virtual Global Hackathon
- Injective announced $150M Ecosystem Venture Group
- Electro Chains released (inSVM and inEVM)
- Open Liquidity Program went live
- Google Cloud integrated Injective blockchain data
- INJ 2.0 released

Proven Track Record of Innovation & Delivery

2024

- Gas compression released
- INJ 3.0 released
- INJ burn upgrade
- 21Shares launched Injective ETP with staking
- Injective unveiled tokenized BUIDL index from BlackRock
- NTT Digital became a validator for Injective
- iAgent released

2025

- Injective released its major rebrand
- Deutsche Telekom MMS joined Injective as a validator
- Injective introduced iAssets to bring real-world assets onchain
- Libre launched Laser digital carry tokenized institutional fund on Injective
- Injective pioneered the first onchain digital asset treasury with SBET
- Canary Capital filed for staked INJ ETF with SEC
- Injective native EVM mainnet beta released
- CBOE filed for Canary Staked Injective ETF
- Injective Council launched

The Future of Institutional Digital Assets Starts Here

Backed by Injective, Project Indigo is redefining how institutions hold, manage, and grow digital asset treasuries.



Risk Factors

Important Disclaimers and Cautionary Information

This Presentation contains information provided in good faith, with no warranty of accuracy or timeliness. This presentation will not be updated to reflect updated information and we are under no obligation to do so.

Risks to contemplate include but are not limited to, our ability to execute the transaction, custodial and other risks associated with digital assets, counterparty risk, regulatory risks, risks associated with security of treasury assets, and other risk factors. It is the intention of this presentation to meet the safe harbor provisions outlined in the Securities Act of 1933 and the Securities Exchange Act of 1934. Risks should be individually evaluated with the guidance of investment, tax, and legal professionals. The contemplated transaction is highly speculative and is relatively high risk. This presentation is intended to be shared only with those who are Accredited or Qualified Purchasers, as defined by US Statue, and those who legally have the right to participate in such a contemplated transaction. Risks include loss of all or substantial portion of investment.

Project Indigo

Let's Build the Future of Finance Together.